UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2024

FGI Industries Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41207	98-1603252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

906 Murray Road

East Hanover, NJ 07936

(Address of principal executive offices) (Zip Code)

(973) 428-0400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	FGI	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	FGIWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On March 20, 2024, FGI Industries Ltd. (the “Company”) issued a press release reporting financial results for the quarter and fiscal year ended December 31, 2023. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated March 20, 2024.
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGI Industries Ltd.

Date: March 20, 2024	By:	/s/ John Chen
Name: John Chen
Its: Executive Chairman